UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2024

MGO Global Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41592	87-3929852
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1515 SE 17th Street, Suite 121/#460236 Fort Lauderdale, Florida	33346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 913-3316

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	MGOL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

MGO Global Inc., a Delaware corporation (the “Company”), convened the 2024 Annual Meeting of Stockholders of MGO Global Inc. (the “Annual Meeting”) on Friday, December 20, 2024 at 11:00 a.m. Eastern Time. The Annual Meeting was held in person at: 813 NE 17th Terrace, Unit A, Fort Lauderdale, Florida, 33304. A quorum was present at the Annual Meeting.

At the Annual Meeting, three proposals were submitted to the stockholders for approval as set forth in the definitive Proxy Statement as filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 22, 2024. As of the record date, November 18, 2024, a total of 2,904,001 shares of common stock of the Company (“Common Stock”) were issued and outstanding and entitled to vote. The Common Stock constitute all of the voting securities of the Company. The holders of record of 1,362,262 shares of Common Stock were present in person or represented by proxy at the Annual Meeting representing approximately 46.9% of the Common Stock entitled to vote at such meeting and of Company’s total voting power.

At the Annual Meeting, the stockholders approved three of the three proposals submitted. The votes on the proposals were cast as set forth below:

1.	Election of Directors

	FOR	% VOTED FOR	WITHHELD	% VOTED WITHHELD
Maximiliano Ojeda	1,359,795	99.82%	2,467	0.18%
Virginia Hilfiger	1,359,709	99.81%	2,553	0.19%
Julian Groves	1,352,683	99.30%	9,579	0.70%
Ping Rawson	1,355,658	99.52%	6,604	0.48%
Obie McKenzie	1,355,831	99.53%	6,431	0.47%
Jeffrey Lerner	1,359,629	99.81%	2,634	0.19%
Paul Wahlgren	1,355,979	99.54%	6,283	0.46%

Each director nominee was elected to serve as a director until the Company’s 2025 annual meeting of stockholders, or until such person’s successor is duly elected and qualified, or until such person’s earlier death, retirement or resignation. Due to the fact that directors are elected by a plurality of the votes cast, votes could only be cast in favor of or withheld from the nominees and thus votes against were not applicable.

2.	Ratification of Assurance Dimensions LLC as independent registered public accountant for the fiscal year ending December 31, 2024

	FOR	AGAINST	ABSTAIN/WITHHELD	BROKER NON-VOTES
Total Shares Votes	1,356,597	1,339	4,326	0

The affirmative vote of a majority of the votes cast at the Annual Meeting was required for approval. The proposal was approved.

3.	Approval of Adjourning the Annual Meeting

	FOR	AGAINST	ABSTAIN/WITHHELD	BROKER NON-VOTES
Total Shares Voted	1,355,527	2,279	4,456	0

The affirmative vote of a majority of the votes cast at the Annual Meeting was required for approval. The proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2024	MGO Global Inc.

	By:	/s/ Maximiliano Ojeda
	Name:	Maximiliano Ojeda
	Title:	Chief Executive Officer